Subsequent Events	6 Months Ended	12 Months Ended
	Mar. 28, 2014	Sep. 27, 2013
Subsequent Events [Abstract]
Subsequent Events
21.	Subsequent Events

Questcor Pharmaceuticals

On April 5, 2014, the Company entered into a definitive merger agreement to acquire Questcor, a high-growth biopharmaceutical company, for approximately $5.6 billion. Questcor shareholders will receive $30.00 per share in cash and 0.897 shares of the Company for each share of Questcor common stock owned. The Company has entered into debt financing commitments that, together with cash on hand, are expected to be sufficient to provide the funds necessary to consummate the transaction. The Company expects that the financing will consist of a combination of a senior secured term loan facility and senior notes. The acquisition is expected to provide a strong and sustainable platform for future revenue and earnings growth within the Company’s Specialty Pharmaceuticals segment. Subject to customary closing conditions, the transaction is currently expected to be completed in the fourth fiscal quarter of 2014.

Lower Passaic River Environmental Reserve

On April 11, 2014, the EPA issued its revised FFS, with remedial alternatives to address cleanup of the lower 8-mile stretch of the River, which also included a “no action” option. The EPA estimates the cost for the alternatives range from $365.0 million to $3.2 billion. The EPA’s preferred approach would involve bank-to-bank dredging of the lower 8-mile stretch of the River and installing an engineered cap at a discounted, estimated cost of $1.7 billion. Based on the issuance of the EPA’s revised FFS, the Company recorded a $23.1 million accrual in the second quarter of fiscal 2014 representing the Company’s estimate of its allocable share of the joint and several remediation liability resulting from this matter. Despite the issuance of the revised FFS, there are many uncertainties associated with the final agreed upon remediation and the Company’s allocable share of the remediation. Given those uncertainties, the amounts accrued may not be indicative of the amounts for which the Company is ultimately responsible and will be refined as events in the remediation process occur.

23.	Subsequent Events
None.